SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                                       [X]
Filed by a Party other than the Registrant                    [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                                 Volu-Sol, Inc.
 ................................................................................
                  (Name of Registrant as Specified in Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)       Title of each class of securities to which transaction applies:
 ................................................................................
2)       Aggregate number of securities to which transaction applies:
 ................................................................................
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
 ................................................................................
4)       Proposed maximum aggregate value of transaction:
 ................................................................................
5)       Total fee paid:
 ................................................................................

[ ]     Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the For of Schedule and the date of its filing.

1)       Amount Previously Paid:................................................
2)       Form, Schedule or Registration Statement No............................
3)       Filing Party:..........................................................
4)       Date Filed:............................................................

                                 VOLU-SOL, INC.
                              5095 West 2100 South
                           Salt Lake City, Utah 84120
                                 (801) 908-7766

                            NOTICE OF WRITTEN CONSENT
                              DUE BY JULY 31, 2001


To the Shareholders:

         Attached hereto is a Proxy Statement that solicits the written consent of the shareholders of Volu-Sol, Inc., a Utah corporation, to authorize and approve the change of the name of the company to "RemoteMDx, Inc." The change of name would be accomplished by amendment to our Articles of Incorporation. Additional information about this proposal is contained in the attached Proxy Statement.

         Attached to the Proxy Statement as Appendix A is the Shareholder Consent Resolution (the "Consent Resolution"), which provides for authorization and approval of this action. The procedure for indicating authorization and approval is described in detail in the attached Proxy Statement.

         Under Section 16-10a-704 of the Utah Revised Business Corporations Act, once we receive the written consents from holders of a majority of our issued and outstanding stock as of July 5, 2001 (the "Record Date"), we will deliver those written consents to our registered office in Utah, and the name change shall be deemed to have been approved by the shareholders. No meeting will be held to vote on this corporate action.

         You are requested to fill out, date, sign and return the enclosed Shareholder Consent Resolution Signature Card ("Signature Card"), which is solicited by our Board of Directors as described in the accompanying Proxy Statement.

         Your consent is important. Please sign and date the enclosed Signature Card and return it promptly in the enclosed return envelope. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your consent as evidenced by your signing and returning the Signature Card is irrevocable once the company receives it.

                                        By Order of the Board of Directors,

                                        /s/ David G. Derrick

                                        David G. Derrick, Chairman


Salt Lake City, Utah
July 13, 2001

                                 VOLU-SOL, INC.
                              5095 West 2100 South
                           Salt Lake City, Utah 84120
                                 (801) 908-7766

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT



SHAREHOLDER ACTION BY WRITTEN CONSENT

         This Proxy Statement has been prepared by the Board of Directors of Volu-Sol, Inc., a Utah corporation and is furnished in connection with the solicitation by the Board of Directors of the written consent of the shareholders to authorize and approve the amendment of our Articles of Incorporation to change the name of the company to "RemoteMDx, Inc." The change of name is the only matter being submitted for approval and the name change will not in any way affect the rights or privileges of owners of the company's shares and will not affect the number of shares issued and outstanding.

         We intend to distribute this Proxy Statement and the accompanying materials to the shareholders on or about July 13, 2001. The reasons for the name change are described in the Proxy Statement. Attached to the Proxy Statement as Appendix A is the Shareholder Consent Resolution ("Consent Resolution"), which provides for the authorization and approval of the name change and the requisite amendment to the Articles of Incorporation to effect the name change. The procedure for indicating your approval of the name change is described in this Proxy Statement.

General Information

Voting Rights

         The matter being submitted for shareholder approval is to be acted upon by written consent without a meeting, rather than by a vote held at a meeting. The holders of the company's issued and outstanding common stock are entitled to consent in writing to the name change. Each share is entitled to one vote on the proposal. No dissenters' rights or rights of appraisal are applicable or available in connection with this action.

         Only record holders of shares of the company's common stock at the close of business July 5, 2001 (the "Record Date") are entitled to execute the Consent Resolution. At the close of business on the Record Date there were 3,820,421 shares of common stock issued and outstanding held by approximately 773 shareholders of record. Under Utah law, the consent of the holders of 1,910,211 shares will be sufficient to approve the proposal.

Solicitation of Written Consents

         Under Utah law and under our bylaws, any action that may be taken at any meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take that action at a meeting at which all shares entitled to vote thereon were present and voted. The matter being considered by the shareholders is being submitted for action by written consent rather than by votes cast at a meeting. The attached Consent Resolution will be effective on the date that we receive signed Signature Cards representing the consent of the holders of a majority of the issued and outstanding common stock as of the Record Date, or at least 1,910,211 shares.

         You are requested to indicate approval of and consent to the Amendment to the Articles of Incorporation changing the name of the company to "RemoteMDx, Inc." by filling out, signing and dating the enclosed Signature Card. Execution of the Signature Card will constitute your approval, as a shareholder, of the corporate action necessary to effect the name change. Shareholders who do not approve and consent to the change of name by execution of the Signature Card will be bound by the Consent Resolution if a minimum of 1,910,211 votes are cast in favor of the measure on or before July 31, 2001, the latest date selected by the company to effect the change.

         The Board of Directors requests that you complete, execute, date and return the Signature Card to us at the address indicated therein. An addressed envelope is enclosed for your convenience. The Signature Card should be returned as soon as possible so that we receive it no later than July 31, 2001.

         We will pay the entire cost of the preparation and mailing of this Proxy Statement and all other costs of this solicitation. Our directors, officers, or employees may also solicit written consents by mail, telephone, telegraph, or personal interview but no additional compensation will be paid to them for doing so.

Written Consents Irrevocable

         Any Signature Card executed and delivered by a shareholder will be deemed to constitute that shareholder's approval of and written consent to the adoption of the Consent Resolution as indicated on the card. Once we (or our agent) receive the executed Signature Card approving the name change, that consent may not be revoked unless written notice of revocation is received by the company before the close of business on the earlier of the date the company files the amendment to the Articles of Incorporation or July 31, 2001.


This Proxy Statement and the enclosed Consent Resolution are being furnished to shareholders on or about July 13, 2001.

         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth information with respect to the beneficial ownership of our common stock as of May 31, 2001 by: o Each person, or group of affiliated persons, who is known by us to own beneficially more than 5% of our common stock;

o        Each of our directors;

o        Each executive officer; and

o        All of our directors and executive officers as a group.

         Unless otherwise noted, the address of each beneficial owner listed below is c/o Volu-Sol, Inc., 5095 West 2100 South Salt Lake City, Utah 84120.


                                                  Of shares
                                                beneficially      Of Shares
                                                   owned,       beneficially
                                                 amount that    owned, amount
                                                   may be        that may be
                                                  acquired        acquired
                                  Number of       within 60      within 60 days
                                    Shares         days by      by conversion    Percent of
                                 Beneficially      option        of Series A     Outstanding
    Name of Beneficial Owner        Owned         exercise     Preferred Stock     Shares

 David G. Derrick (2)               2,466,706        579,924          306,109       52.41%

 James J. Dalton (3)                2,460,896        563,474        1,233,488       43.81%

 Wilford W. Kirton, III (4)           200,000        200,000                         4.97%

 Michael G. Acton (5)                 180,992        140,496                         4.57%
 Battelle Memorial Institute
 (6)                                1,750,000      1,350,000                        33.85%
 505 King Avenue
 Columbus, OH 43201-2693

 All officers and directors as      5,317,362      1,483,894        1,924,510       77.57%
 a group (4 persons) (7)



The table above is based on 3,820,421 shares outstanding as of May 31, 2001. Beneficial ownership generally includes voting or investment power with respect to securities, subject to community property laws where applicable. Shares of common stock subject to options or warrants that are presently exercisable or exercisable within 60 days, as shown in the third column above, as well as shares of common stock that may be acquired upon conversion or in exchange for outstanding shares of Series A Preferred Stock, as shown in the fourth column above, are deemed to be beneficially owned by the person holding such options, warrants, or preferred stock, for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of any other person. Such shares are, therefore, included in the second column above.


Footnotes to table:

     (1) Assumes a total of 3,820,421 shares issued and outstanding, with percentages for each person calculated as described in the preceding paragraph.

     (2) Mr. Derrick is our CEO and the chairman of our board of directors. Amount shown includes 1,500,000 shares owned directly by ADP Management, an entity owned and controlled by Mr. Derrick. Of the shares that may be acquired by options, 79,924 shares are subject to options acquired under the Volu-Sol Transition Plan and 500,000 shares are subject to options granted to ADP Management under a consulting arrangement by which Mr. Derrick's services are made available to the company. The Series A Preferred Stock is held in the name of ADP Management (789.22 shares convertible to 292,012 shares of common stock) and MK Financial, Inc., a private corporation controlled by Mr. Derrick (38.1 shares convertible to 14,097 shares of common stock). Fractional shares of common stock, if any, issuable upon conversion of the Series A Preferred Stock are not included.

     (3) Mr. Dalton is an executive officer and a director of the company. Of the shares that may be acquired by options, 63,474 shares are subject to options acquired under the Volu-Sol Transition Plan and 500,000 shares are subject to options assigned to Mr. Dalton by ADP
          Management, and were originally granted to ADP Management under a consulting arrangement.

     (4) Does not include an additional 200,000 shares issuable under options granted to Mr. Kirton, but not yet vested and which will not become exercisable within the 60-day period described above.

     (5) Does not include an additional 100,000 shares issuable under options granted to Mr. Acton, but not yet vested and which will not become exercisable within the 60-day period described above. Of the shares that may be acquired by options, 40,496 shares are subject to options acquired under the Volu-Sol Transition Plan.

     (6) The options are for the purchase of 450,000 shares of common stock at $3.00 per share, 450,000 shares at $5.00 per share, and 450,000 shares at $7.00 per share.

     (7) The table includes shares that are issued and outstanding as well as shares that might be issued to these shareholders upon the exercise of option or conversion rights. This group owns a total of 2,285,103 shares of the 3,820,421 issued and outstanding shares of common stock, or approximately 59.8%.

Adoption of the Amendment to the Certificate of Incorporation

         The Board of Directors has unanimously adopted, subject to shareholder approval, an amendment to the Articles of Incorporation, which will change the name of the company to RemoteMDx, Inc. The shareholders are asked to approve this amendment to the Articles of Incorporation.

Change of Corporate Name

         The Board of Directors believes that it is in the company's best interest to change its corporate name to one that more appropriately reflects the current and intended nature, expansion and operations of the company. The company has restructured its operations to include three business groups: the legacy medical stains and solutions business, remote acute diagnostics, acute monitoring, diagnostic, and security services, and mobile health monitoring, diagnostic, and security services. The new name more accurately reflects the diverse business interests of the company and its current and planned business activities.

         Under Utah law, the change of a corporate name requires an amendment to the Articles of Incorporation. Except for certain special circumstances that are not applicable to the action proposed by the Board of Directors, an amendment to a corporation's Articles of Incorporation under Utah law requires the approval of a majority of the issued and outstanding voting shares of the corporation. Generally that action is taken by a vote conducted at an annual or special meeting of the shareholders of the corporation. Section 16-10a-706 of the Utah Revised Business Corporations Act provides that "any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted." In addition, the Utah Law provides that any action taken in this manner has the same effect as action taken at a meeting of shareholders.

         As noted above, our executive officers and directors own a total of 2,285,103 shares of common stock, or approximately 59.8% of the issued and outstanding shares. They have indicated that they intend to vote all of these shares in favor and to consent to the adoption of the amendment and change of name. Consequently, we expect that the proposal will be approved and the amendment filed to change the corporation name as soon as practicable following the mailing of this Proxy Statement.

 THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION AND THE
                         CHANGE OF NAME OF THE COMPANY.

         The enclosed Shareholder Consent Resolution is furnished for you to indicate your consent with respect to the change of name described in this Proxy Statement. If you wish to consent in accordance with the Board's recommendation, please fill out, sign, date and return the Signature Card in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of the Signature Card will be appreciated.

                                        By Order of the Board of Directors



                                        David G. Derrick
                                        Chairman and Chief Executive Officer

APPENDIX A



                                     FORM OF

                               CONSENT RESOLUTION
                               OF THE SHAREHOLDERS

                                       OF

                                 VOLU-SOL, INC.
                               A Utah Corporation

         Pursuant to Section 16-10a-704 of the Utah Revised Business Corporations Act, the undersigned, being the holders of __________ shares of the issued and outstanding common stock of Volu-Sol, Inc., a Utah corporation, hereby consent to and approve the following corporate action as if it had been taken at a meeting of the shareholders of the company:

         RESOLVED, that the Articles of Incorporation of the company be amended and the name of the company changed as follows:

         Article 1 of the Articles of Incorporation is hereby amended in its entirety to read as follows:

         "The name of this Corporation is "RemoteMDx, Inc."

         FURTHER RESOLVED, that the officers of the company are authorized to take all additional actions, and to execute, deliver and cause to be filed, such instruments and documents as may be required by the Utah Revised Business Corporations Act to effect this change of name and that such filing may be in the form of Amended and Restated Articles of Incorporation incorporating all changes to the Articles of Incorporation since the company's inception, including the change of name amendment described herein.

         Once signed by the holders of at least a majority of the outstanding shares of common stock of the company, these resolutions shall be delivered to the company at its principal office in Salt Lake City, Utah. These resolutions are to be included in the company's corporate records and, as of the Effective Date as indicated in the Proxy Statement filed by the company in connection with these corporate actions, shall have the same force and effect as an action taken at a meeting of the shareholders of the company.

                               CONSENT RESOLUTION
                               OF THE SHAREHOLDERS
                                       OF
                                 VOLU-SOL, INC.

                                 SIGNATURE CARD

You are requested to fill out, date, sign and return this Shareholder Consent Resolution Signature Card, which is solicited by the Board of Directors of Volu-Sol, Inc. as described in the accompanying Proxy Statement. Your consent is important. Please sign and date this Signature Card and return it promptly in the enclosed return envelope. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your consent as evidenced by your signature and return of this card is revocable only if written notice of revocation is received by the company prior to the earlier of (1) the date the Amendment is filed or (2) the close of business on July 31, 2001, as explained in the Proxy Statement.

         To approve an amendment to the Articles of Incorporation to change the name to RemoteMDx, Inc.:

                  FOR                AGAINST                 ABSTAIN
                 /   /                /   /                   /   /

THIS WRITTEN CONSENT WHEN PROPERLY EXECUTED WILL BE DEEMED REVOCABLE ONLY IF THE COMPANY RECEIVES WRITTEN NOTICE BY THE EARLIER OF THE DATE ON WHICH THE COMPANY HAS RECEIVED THE REQUIRED MAJORITY TO APPROVE THE AMENDMENT OR JULY 31, 2001. IF THIS CONSENT IS RETURNED BUT NO DIRECTION IS MADE, THIS WRITTEN CONSENT WILL BE CONSIDERED GRANTED IN FAVOR OF THE CHANGE OF CORPORATE NAME.


DATE:
      ----------------                  ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature of co-tenant holder, if any

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN CO-TENANTS HOLD SHARES, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE DATE, SIGN AND RETURN THIS WRITTEN CONSENT CARD PROMPTLY USING THE ENCLOSED ENVELOPE.